                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  July 29, 2004

                             PRIME HOSPITALITY CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-6869                  22-2640625
      ---------------           -----------------         ------------------
      (State or other            (Commission File            (IRS Employer
      jurisdiction of                Number)              Identification No.)
      incorporation)


                  700 Route 46 East Fairfield, New Jersey     07004
       ------------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

                                 (973) 882-1010
                                ---------------
              (Registrant's telephone number, including area code)
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Item 7. Financial Statement and Exhibits.

(c)   Exhibits:

The following exhibit is filed herewith:

            99.1 Press Release dated July 29, 2004 regarding earnings of Prime Hospitality Corp. for the three and six months ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

      On July 29, 2004, Prime Hospitality Corp. (the "Company") reported earnings for the three and six months ended June 30, 2004. For additional information regarding the Company's results for the three and six months ended June 30, 2004, please refer to the press release attached to this report as
Exhibit 99.1 (the "Press Release"), which Press Release, is incorporated by reference herein.

      At 9:30 a.m. EST on July 29, 2004, executives of the Company will host a conference call to speak to the public, as well as various members of the financial and investment community, regarding the Company's results for the three and six months ended June 30, 2004.

      The Company provides as additional information relating to its operating results certain non-GAAP financial measures. In particular, the Company provides information relating to EBITDA, which is a financial measure that represents earnings before extraordinary items, interest expense, provision for income taxes and depreciation and amortization and excludes interest income on cash investments and other income. EBITDA is a not a measure of financial performance under GAAP and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. The management of the Company believes that the presentation of such non-GAAP measures provides additional insight for investors into the operating results and business trends of the Company. The Company also uses these or similar non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the results of operations of the Company.

      The information in the Press Release is being furnished, not filed, pursuant to this Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PRIME HOSPITALITY CORP.


                                  By:
                                     -----------------------------------------
                                     Name:    Richard T. Szymanski
                                     Title:   Senior Vice President and
                                              Chief Financial Officer

Date: July 29, 2004

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                                  EXHIBIT INDEX

Exhibit                                  Description
-------                                  -----------
99.1                     Press Release issued July 29, 2004
                         regarding the Company's earnings for the
                         three and six months ended June 30, 2004.

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